UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PARVIN HEDGED EQUITY SOLARI WORLD FUND (the “Fund”)                         ANNUAL SHAREHOLDER REPORT

PHSWX                                                                                                                                                                       November 30, 2025

EXPENSE INFORMATION

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Parvin Hedged Equity Solari World Fund	$244	2.25%

MANAGEMENT DISCUSSION

Fund Shareholders:

The Parvin Fund completed its best year yet, as investment performance reached 17.18% and nearly matched the ACWI benchmark. Of significance, the Fund performed especially well during the three-week correction after “Liberation Day” tariff announcements in April. As stocks sold off, the Sub-Adviser took significant gains on SPY put options. With this hedge, the Fund portfolio was positioned to offset an impactful market drawdown. The Fund maintains its hedged strategy to protect against just this type of unexpected selloff.

As a group of investments, precious metals miners approximately doubled during the year. Holdings in international developed and emerging markets continued their contribution to Fund performance that began earlier in the first half of fiscal 2025. As the year progressed, the market seemed to change character from a top-heavy, large-cap technology emphasis on a few stocks to a rotation into other sectors of the S&P 500 Index. The Fund has been a beneficiary of that change across the market since it typically does not own the high-cap tech companies.

During the 12-month period, the Fund sold EQNR, GPRK, NTR and SMNNY at a loss. Stockholdings that included CHRW, GPC, MDT, MMM, and ORKLY were sold for gains. New positions in CLPBY, CLX, CNI, EOG, EXK, GSL, IPAR, LKQ, OTEX, RYN, SNN, TSRYY, and UGP were added during the fiscal year.

To paraphrase J.P. Morgan’s 1912 Congressional testimony, gold is money; everything else is credit. The nominal price of gold has continued its move higher, and the Sub-Adviser believes the nominal price of credit as measured by yield should follow gold and continue to move higher as well. Embedded monetary inflation and ongoing price inflation suggest that yields and prices of other hard assets, along with gold, should increase. To reflect this view, the Sub-Adviser emphasized real assets in trades to reposition the Fund portfolio and help protect against persistent inflation.

The Fund combines screening with an alternative, or hedged, portfolio strategy. To the Adviser’s knowledge, there are no directly comparable funds. The Adviser believes the Fund represents a unique opportunity for three reasons: 1) an investment screen driven primarily by a focus on governance and transparency; 2) a more cautious stock selection approach, guided by profitability and value, to identify individual equities that should generally meet a growth and income objective; and 3) a hedged strategy adding index and sector put options that should help preserve capital during precipitous drawdowns.

J. Steven Smith
Managing Director

Parvin Fund Management, LLC

PERFORMANCE GRAPH

Total Returns for the Period Ended November 30, 2025

Fund/Index	One Year	Annualized Since Inception*	Value
Parvin Hedged Equity Solari World Fund	17.18%	2.82%	$11,466
MSCI All Country World Index	18.76%	11.72%	$17,216

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception December 31, 2020

Past performance is not a good predictor of future performance. The graph and table shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-866-458-4744.

FUND STATISTICS

Net Assets	Portfolio Holdings	Portfolio Turnover	Advisory Fees Paid by Fund
$10.1 Million	37	28.51%	$57,757

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Fund for the period December 1, 2024 to November 30, 2025, as well as certain changes to the Fund.

You can find additional information about the Fund at www.ParvinFunds.com. You can also request this information by contacting the Fund at 1-866-458-4744.

PORTFOLIO ILLUSTRATION

The following chart gives a breakdown of the Fund’s portfolio of investments as of November 30, 2025. Sectors are based on Morningstar® classifications.

GEOGRAPHIC BREAKDOWN

The following chart gives a breakdown of the Fund’s portfolio by country of issuer as of November 30, 2025.

TOP TEN HOLDINGS (% OF NET ASSETS)

1.	Fidelity Institutional Money Market Treasury Portfolio - Class III	7.16%
2.	Hecla Mining Co.	5.00%
3.	Agnico Eagle Mines Ltd. (Canada)	4.32%
4.	OR Royalties, Inc. (Canada)	3.98%
5.	Endeavour Silver Corp. (Canada)	3.94%
6.	Silvercorp Metals, Inc. (Canada)	3.88%
7.	Royal Gold, Inc.	3.03%
8.	SPDR S&P 500 ETF Trust, December 18, 2026, Purchased Put Option @ $600.00	2.99%
9.	Calavo Growers, Inc.	2.84%
10.	Grupo Aeroportuario del Centro Norte, SAB de CV ADR	2.67%
	Total % of Net Assets	39.81%

HOUSEHOLDING

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-866-458-4744, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

MATERIAL FUND CHANGES

No material changes occurred during the period ended November 30, 2025.

FOR MORE INFORMATION

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://parvinfunds.com or contact the Fund at 1-866-458-4744.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees Registrant Adviser

FY 2025      $ 14,300      $ 0

FY 2024      $ 14,600      $ 0

(b)

Audit-Related Fees

Registrant Adviser

FY 2025                                  $ 0          $ 0

FY 2024                                  $ 0          $ 0

(c)

Tax Fees

Registrant Adviser

FY 2025                            $ 3,000       $ 0

FY 2024                            $ 2,900       $ 0

(d)

All Other Fees

Registrant Adviser

FY 2025                                 $ 0           $ 0

FY 2024                                 $ 0           $ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2025                            $ 3,000

FY 2024                            $ 2,900

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

PARVIN HEDGED EQUITY
SOLARI WORLD FUND
(Ticker: PHSWX)

ANNUAL FINANCIAL STATEMENTS

November 30, 2025

Series Trust

PARVIN HEDGED EQUITY SOLARI WORLD FUND

Schedule of Investments
November 30, 2025

Shares		Fair Value

COMMON STOCKS - 86.56%

Agricultural Services - 2.84%
14,000	Calavo Growers, Inc.	$ 286,860

Airports, Flying Fields & Airport Terminal Services - 2.67%
2,500	Grupo Aeroportuario del Centro Norte, SAB de CV ADR	268,900

Beverages - 4.64%
85,000	Ambev SA ADR	215,900
2,750	Diageo PLC ADR	251,927
		467,827
Computer Integrated Systems Design - 2.33%
7,000	Open Text Corp.	235,480

Construction Machinery & Equipment - 2.34%
25,000	CNH Industrial NV	235,750

Crude Petroleum & Natural Gas - 2.41%
2,250	EOG Resources, Inc.	242,663

Deap Sea Foreign Transportation of Freight - 2.09%
6,000	Global Ship Lease, Inc.	210,660

Gold and Silver Ores - 16.12%
2,500	Agnico Eagle Mines Ltd. (Canada)	436,075
40,000	Endeavour Silver Corp. (Canada) *	397,200
11,500	OR Royalties, Inc. (Canada)	401,350
50,000	Silvercorp Metals, Inc. (Canada)	391,000
		1,625,625
Insurance Agents, Brokers & Services - 2.23%
35,000	BB Seguridade Participacoes SA ADR	225,050

Luxury Goods - 2.20%
22,000	Swatch Group AG ADR	221,540

Mineral Royalty Traders - 3.03%
1,500	Royal Gold, Inc.	305,760

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 5.00%
30,000	Hecla Mining Co.	504,600

Miscellaneous Manufacturing Industries - 2.32%
27,500	Amcor PLC (Switzerland)	$ 234,300

Ordnance & Accessories, (No Vehicles/Guided Missiles) - 2.24%
7,500	Sturm Ruger & Co., Inc.	225,900

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 4.59%
25,000	Coloplast AS ADR	229,750
7,000	Smith & Nephew PLC ADR	232,960
		462,710
Perfumes, Cosmetics & Other Toilet Preparations - 2.42%
3,000	Interparfums, Inc.	243,810

Petroleum & Petroleum Products Wholesalers - 2.04%
50,000	Ultrapar Participacoes SA	205,500

Radiotelephone Communications - 2.10%
10,000	Mobile TeleSystems PJSC ADR † *	-
10,500	SK Telecom Co. Ltd. ADR	211,995
		211,995
Railroads, Line-Haul Operating - 2.38%
2,500	Canadian National Railway Co.	239,725

Retail-Catalog & Mail-Order Houses - 2.23%
8,000	Coupang, Inc. Class A *	225,280

Retail-Eating Places - 2.43%
8,500	Cracker Barrel Old Country Store, Inc.	245,565

Semiconductors & Related Devices - 1.76%
6,500	ChipMOS Technologies, Inc. ADR	177,645

Services-Business Services - 2.05%
100	MercadoLibre, Inc. (Argentina) *	207,178
10,000	Qiwi PLC ADR † *	-
		207,178
Services-Personal Services - 2.58%
6,000	Carriage Services, Inc. Class A	259,800

Specialty Cleaning, Polishing & Sanitation Preparations - 2.51%
2,350	Clorox Co.	$ 253,659

Telephone Communications - 2.15%
15,000	Telenor ASA ADR	216,900

Wholesale-Motor Vehicle Supplies & New Parts - 2.35%
8,000	LKQ Corp.	237,520

Wines - 2.51%
65,000	Treasury Wine Estates ADR	252,850

TOTAL FOR COMMON STOCKS (Cost $7,603,031) - 86.56%		8,731,052

REAL ESTATE INVESTMENT TRUST - 2.53%
11,500	Rayonier, Inc.	255,415
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $248,442) - 2.53%		255,415

MONEY MARKET FUNDS - 7.16%
722,765	Fidelity Institutional Money Market Treasury Portfolio - Class III, 3.97% **	722,765
TOTAL FOR MONEY MARKET FUNDS (Cost $722,765) - 7.16%		722,765

INVESTMENTS IN SECURITIES (Cost $8,574,238) - 96.25%		9,709,232

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $311,170) - 2.99%		301,210

TOTAL INVESTMENTS (Cost $8,885,408) - 99.24%		10,010,442

OTHER ASSETS LESS LIABILITIES, NET - 0.76%		76,490

NET ASSETS - 100.00%		$ 10,086,932

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at November 30, 2025.
† - Level 3 security. This security was valued using significant unobservable inputs.
ADR - American Depositary Receipt.
PLC - Public Limited Company.
PJSC - Public Joint Stock Company.
AG - Aktiengesellschaft - German term for Public Limited Company.
ASA - Allmennaksjeselskap - Norwegian term for Public Limited Company.
SA - Société Anonyme - French term for Public Limited Company.
The accompanying notes are an integral part of these financial statements.

PARVIN HEDGED EQUITY SOLARI WORLD FUND

Schedule of Purchased Options
November 30, 2025

PUT OPTIONS - 2.99% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR S&P 500 ETF Trust	Options Clearing Corp.	140	$ 8,400,000	$ 600	12/18/2026	$ 301,210

TOTAL PURCHASED OPTIONS (Premiums Paid $311,170) - 2.99%						$ 301,210

* Non-income producing securities during the period.
**The notional amount is calculated by multiplying outstanding contracts by the exercise price at November 30, 2025.
+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.
The accompanying notes are an integral part of these financial statements.

PARVIN HEDGED EQUITY SOLARI WORLD FUND

Statement of Assets and Liabilities
November 30, 2025

Assets:
Investments in Securities, at Fair Value (Cost $8,574,238)	$ 9,709,232
Investments in Purchased Options, at Fair Value (Premiums Paid $311,170)	301,210
Cash at Broker	77,436
Receivables:
Dividends & Interest	24,830
Prepaid Expenses	6,451
Total Assets	10,119,159
Liabilities:
Payables:
Due to Transfer Agent and Fund Accountant	2,149
Due to Advisor	7,473
Due to Administrator & Chief Compliance Officer	1,015
Distribution (12b-1) Fees	1,959
Trustee Fees	1,139
Other Accrued Expenses	18,492
Total Liabilities	32,227
Net Assets	$ 10,086,932

Net Assets Consist of:
Paid-In Capital	$ 9,223,897
Distributable Earnings	863,035
Net Assets, for 946,801 Shares Outstanding	$ 10,086,932

Net Asset Value, Offering Price and Redemption Price Per Share	$ 10.65

The accompanying notes are an integral part of these financial statements.

PARVIN HEDGED EQUITY SOLARI WORLD FUND

Statement of Operations
For the year ended November 30, 2025

Investment Income:
Dividends (net of $5,352 foreign tax withheld)	$ 171,885
Interest	50,530
Total Investment Income	222,415

Expenses:
Advisory Fees	94,251
Transfer Agent & Accounting Fees	24,551
Registration Fee	17,616
Legal Fees	17,154
Audit Fees	16,663
Distribution (12b-1) Fees	12,510
Chief Compliance Officer Fees	6,016
Administrative Fees	6,000
Miscellaneous Fees	5,152
Trustee Fees	2,905
Custody Fees	1,856
Printing and Mailing Fees	989
Nasdaq Fees	483
Interest Expense	447
Total Expenses	206,593
Fees Waived Contractually by the Advisor	(36,494)
Net Expenses	170,099

Net Investment Income	52,316

Realized and Unrealized Gain (Loss) on Investments and Derivative Transactions
Net Realized Loss on Investments and Derivative Transactions	(97,626)
Net Change in Unrealized Appreciation on Investments and Derivative Transactions	1,284,835
Realized and Unrealized Gain on Investments and Derivative Transactions	1,187,209

Net Increase in Net Assets Resulting from Operations	$ 1,239,525

The accompanying notes are an integral part of these financial statements.

PARVIN HEDGED EQUITY SOLARI WORLD FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	11/30/2025	11/30/2024
Increase in Net Assets From Operations:
Net Investment Income	$ 52,316	$ 67,177
Net Realized Gain (Loss) on Investments and Derivative Transactions	(97,626)	120,904
Net Change in Unrealized Appreciation on Investments and Derivative Transactions	1,284,835	373,027
Net Increase in Net Assets Resulting from Operations	1,239,525	561,108

Distributions to Shareholders:
Distributions Paid to Shareholders	(65,219)	(113,425)

Capital Share Transactions:	2,860,530	123,470

Total Increase in Net Assets	4,034,836	571,153

Net Assets:
Beginning of Year	6,052,096	5,480,943

End of Year	$ 10,086,932	$ 6,052,096

The accompanying notes are an integral part of these financial statements.

PARVIN HEDGED EQUITY SOLARI WORLD FUND

Financial Highlights
Selected data for a share outstanding throughout the year/period.

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended	(c)
	11/30/2025		11/30/2024		11/30/2023		11/30/2022		11/30/2021

Net Asset Value, at Beginning of Year/Period	$ 9.19		$ 8.51		$ 9.07		$ 9.89		$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.07		0.10		0.21		0.24		0.20
Net Gain (Loss) on Securities (Realized and Unrealized)	1.49		0.76		(0.58)		(0.86)		(0.31)
Total from Investment Operations	1.56		0.86		(0.37)		(0.62)		(0.11)

Distributions:
Net Investment Income	(0.10)		(0.18)		(0.19)		(0.13)		-
Realized Gains	-		-		-		(0.07)		-
Total from Distributions:	(0.10)		(0.18)		(0.19)		(0.20)		-

Net Asset Value, at End of Year/Period	$ 10.65		$ 9.19		$ 8.51		$ 9.07		$ 9.89

Total Return **	17.18%		10.21%		(4.07)%		(6.43)%		(1.10)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 10,087		$ 6,052		$ 5,481		$ 4,659		$ 1,292
Before Waiver
Ratio of Expenses to Average Net Assets	2.74%	(e)	3.04%	(e)	3.07%		3.90%		13.51%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%		0.37%		0.44%		(1.37)%		(11.34)%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	2.25%	(f)	2.26%	(f)	1.15%	(d)	0.01%	(d)	0.01%	(a) (d)
Ratio of Net Investment Income to Average Net Assets	0.69%		1.15%		2.36%		2.51%		2.16%	(a)
Portfolio Turnover	28.51%		32.68%		28.57%		11.09%		47.81%	(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year/period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the Advisor not reimbursed expenses/waived fees during the period.
(a) Annualized.
(b) Not Annualized.
(c) For the period December 31, 2020 (commencement of investment operations) through November 30, 2021.
(d) The Advisor voluntarily waived 1.10% & 2.24% in expenses for the years ended November 30, 2023 & November 30, 2022, respectively; and 2.25% in expenses for the period ended November 30, 2021, that is outside of the Expense Limitation Agreement.

(e) Expenses before waiver (excluding interest expense) were 2.74% & 3.03% for the years ended November 30, 2025 & November 30, 2024, respectively.
(f) Expenses after waiver (excluding interest expense) were 2.25% & 2.25% for the years ended November 30, 2025 & November 30, 2024, respectively.
The accompanying notes are an integral part of these financial statements.

Parvin Hedged Equity Solari World Fund

Notes to Financial Statements

November 30, 2025

NOTE 1. ORGANIZATION

The Parvin Hedged Equity Solari World Fund (the "Fund") is a diversified series of the MSS Series Trust (the "Trust") and commenced operations on December 31, 2020. The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board" or "Trustees") to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. There are currently four separate series offered by the Trust. Parvin Fund Management, LLC (the “Advisor”) serves as the investment advisor to the Fund.

The Fund’s investment objective is to seek capital preservation, current income, and growth.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the U.S. ("GAAP"). The Fund is an investment company and accordingly follows the investment company accounting and reporting requirements of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies,” including FASB Accounting Standards Update 2013-08.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses. The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTIONS: Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country's rules and tax rates.

OPTIONS: The Fund may invest in put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. See Note 7 for additional disclosures related to derivative instruments.

FEDERAL INCOME TAX: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on the returns filed for the open tax years (2021-2024) or expected to be taken on the Fund’s 2025 tax return. The Fund identifies it’s major tax jurisdiction as U.S. federal, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2025, the Fund did not incur any interest or penalties.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

Cash and Cash Equivalents: The Fund maintains its cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash deposits.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, on at least an annual basis. Distributions will be recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the related amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated to the Advisor to apply those methods in making fair value determinations, subject to Board oversight. In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of the investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in inactive markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Derivative instruments (options). Derivative transactions that are actively traded, and valuation adjustments that are not applied, are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date. If the last sales price is not available then the options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. These securities will be categorized as Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities
(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,731,052	$ -	$ -	$ 8,731,052
Real Estate Investment Trust	255,415	-	-	255,415
Money Market Fund	722,765	-	-	722,765
Purchased Options	-	301,210	-	301,210
Total	$ 9,709,232	$ 301,210	$ -	$10,010,442

Refer to the Schedule of Investments for a listing of securities by security type and industry.

At November 30, 2025, as disclosed in the Schedule of Investments, the Fund held two common stock securities which were classified as Level 3. The securities were valued using significant unobservable inputs by the Advisor’s Pricing Committee as a result of financial market disruptions associated with sanctions announced in response to Russia’s invasion of Ukraine and countermeasures adopted by the Russian government.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of November 30, 2024	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of November 30, 2025
Common Stocks	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ 0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of November 30, 2025	Valuation Technique	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$ 0	Market comparable companies	Discount for lack of marketability	$ -

The above table presents information for two securities, which due to the Russian foreign exchange restrictions are not actively traded.

There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISOR: The Advisor serves as investment advisor to the Fund pursuant to a management agreement with the Trust (the "Agreement"). Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio. The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the year ended November 30, 2025, the Advisor earned advisory fees of $94,251. During the same period, the Advisor waived advisory fees of $36,494. As of November 30, 2025, the Fund owed the Advisor $7,473.

The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until March 31, 2026, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.25% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (three years from the date that the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board, on 60 days' written notice to the Advisor. As of November 30, 2025, advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor, as of the date such fees were waived are as follows:

Recoverable Through	Amount Recoverable
November 30, 2026	$ 41,971
November 30, 2027	$ 45,384
November 30, 2028	$ 36,494

SUB-ADVISORY AGREEMENT: The Advisor entered into a sub advisory agreement with Parvin Asset Management, LLC (“Sub-Adviser”) on September 24, 2021, on behalf of the Fund. Under the sub-advisory agreement between the Advisor and Sub-Adviser, the Sub-Adviser earned an annual sub-advisory fee equal to 80% of the Advisor’s fee. The sub-advisory fee is paid to the Sub-Adviser by the Advisor, not the Fund, and therefore does not increase the advisory fees paid by the Fund. For the year ended November 30, 2025, the Sub-Advisor earned $46,206 in sub-advisory fees.

TRANSFER AGENT: An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC ("MSS"), the Fund’s transfer agent and fund accountant. MSS receives an annual fee from the Fund of $11.50 per shareholder with a minimum of $775 charge per month for the transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund. The Fund accounting fees range from $22,200 to $70,450 depending on the average net assets of the Fund. The Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million. For the year ended November 30, 2025, MSS earned $24,551 from the Fund for transfer agent and accounting services. As of November 30, 2025, the Fund owed MSS $2,149 for transfer agent and accounting services.

ADMINISTRATOR AND CCO: The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides administration and compliance services to the Fund. Brandon M. Pokersnik is the owner/president of Empirical, and an employee of MSS. Mr. Pokersnik serves as the Chief Compliance Officer of the Trust. For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a monthly fee of $1,000 from the Fund. For the year ended November 30, 2025, Empirical earned $12,016 for these services. As of November 30, 2025, the Fund owed Empirical $1,015.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of MSS. Mr. Getts is the president and owner of the Underwriter. For the year ended November 30, 2025, the Underwriter earned $3,775 for its services which were paid by the Fund.

DISTRIBUTION FEES: The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits the Fund to pay the Advisor and/or the Underwriter for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets. The Plan is a compensation style plan which means the Fund accrues expenses and pays the Advisor and/or the Underwriter based upon the percentage described above rather than on actual expenses incurred by the Advisor and/or the Underwriter which were paid by the Fund.

Subject to the oversight of the Trustees, the Trust may, directly or indirectly, engage in any activities related to the distribution of the Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Fund Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Fund Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Plan has been approved by the Board, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. For the year ended November 30, 2025, the Fund incurred distribution fees under the Plan of $12,510.

NOTE 5.  SEGMENT REPORTING

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role, the Advisor is deemed to be the Chief Operating Decision Maker.

NOTE 6. SHARES OF BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value.

Transactions in shares of beneficial interest were as follows:

	For the year ended November 30, 2025		For the year ended November 30, 2024
	Shares	Capital	Shares	Capital
Shares sold	316,481	$ 3,150,594	64,730	$ 570,075
Shares reinvested	7,489	65,157	13,271	113,335
Shares redeemed	(35,964)	(355,221)	(62,975)	(559,940)
Net Increase (Decrease)	288,006	$ 2,860,530	15,026	$ 123,470

NOTE 7. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statement of Assets and Liabilities as of November 30, 2025, was as follows:

Assets	Equity Contracts
Purchased Options	$ 301,210
Total	$ 301,210

The Fund considers the average quarter-end notional amounts during the year ended November 30, 2025, categorized by primary underlying risk, to be representative of its derivative activities at November 30, 2025.

Average notional value of:

Purchased Options $ 6,568,750

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Advisor consistently assesses the value of existing positions in the Fund. Generally, the Advisor exercises patience when fundamentals are stable but prices volatile. The Advisor may at times write covered call options on a small portion of existing common stock positions in the Fund to generate premium. The Fund may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. See Note 2 for additional disclosures related to options.

For the year ended November 30, 2025, financial derivative instruments had the following effect on the Statement of Operations:

Type of Derivative	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Total
Purchased Options	$ (192,928)	$ 57,593	$ (135.335)
	$ (192,928)	$ 57,593	$ (135,335)

NOTE 8. INVESTMENT TRANSACTIONS

For the year ended November 30, 2025, purchases and sales of investment securities other than U.S. Government Obligations, short-term investments, options, and securities sold short aggregated $4,279,765 and $1,743,670, respectively.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown. However, the Fund considers the risk of loss from such potential claims to be remote.

Note 10. Tax Matters

As of November 30, 2025, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments	$ 8,885,408

Gross tax appreciation of investments	$ 1,949,591
Gross tax depreciation of investments	(824,557)
Net tax depreciation of investments	$ 1,125,034

The Fund's distributable earnings/(deficit) on a tax basis is determined only at the end of each fiscal year. As of November 30, 2025, the Fund's most recent fiscal year end, the components of distributable earnings/(deficit) on a tax basis were as follows:

Capital Loss Carryforward – Non-expiring	$ (204,452)
Undistributed Ordinary Income	49,406
Post October Loss - Deferral	(106,953)
Net Unrealized Depreciation of Investments	1,125,034
Total Distributable Earnings	$ 863,035

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of November 30, 2025, the Fund elected to defer $106,953 of post October capital losses.

The Fund utilized $8,696 of its capital loss carryforward during fiscal year November 30, 2025. As of November 30, 2025, the Fund has a capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Short-term non-expiring	$ 204,452

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

For the year ended November 30, 2024, there was an ordinary income distribution of $113,425.

For the year ended November 30, 2025, there was an ordinary income distribution of $65,219.

NOTE 11. MARKET RISK

Following Russia’s invasion of Ukraine in February 2022, a number of jurisdictions, including the United States, the European Union, and the United Kingdom, adopted a wide range of economic sanctions, trade restrictions and other restrictive measures. Disruptions in financial markets associated with these measures, and the countermeasures adopted by the Russian government in response, impacted the ability of participants to trade Russian securities and receive related dividend and interest payments. These disruptions created valuation and liquidity issues for Russian securities, including those held by the Fund, as disclosed in the Fund’s Schedule of Investments. The Fund’s Russian equity securities were valued using fair value pricing following the initial suspension of trading by the Moscow Stock Exchange in February and were valued at zero at fiscal year-end due to a lack of marketability for non-Russian investors.

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for funds with more than $1 billion in assets and December 11, 2026 for funds with less than $1 billion in assets. Management is currently evaluating the impact of the new rule.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

NOTE 13. SUBSEQUENT EVENTS

On December 19, 2025, the Fund declared the following distributions to shareholders of record as of December 19, 2025:

Total Distribution Per Share Amount

Ordinary Income $ 49,406 $0.05

Management has evaluated subsequent events through the issuance of these financial statements and has noted no further events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Parvin Hedged Equity

Solari World Fund,

a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Parvin Hedged Equity Solari World Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments and schedule of purchased options, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the four years in the period ended November 30, 2025 and the period December 31, 2020 (commencement of investment operations) through November 30, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 31, 2020 (commencement of investment operations) through November 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of November 30, 2025, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds in the MSS Series Trust since 2007

Huntingdon Valley, Pennsylvania

January 27, 2026

Parvin Hedged Equity Solari World Fund

ADDITIONAL INFORMATION

November 30, 2025 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-866-458-474, (2) the Fund’s website at https://parvinfunds.com, and (3) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Parvin Hedged Equity Solari World Fund - Advisory Agreement Renewal

In connection with a regular meeting of the Board of Trustees (the “Board” or “Trustees”) of MSS Series Trust (the “Trust”) held on September 11, 2025, the Board considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Parvin Fund Management, LLC (the “Adviser”) with respect to Parvin Hedged Equity Solari World Fund (the “Fund”).

Nature, Extent and Quality of Service. The Trustees evaluated the qualifications of the key personnel at the Adviser, taking into account their education and experience in the financial industry. The Trustees commented that the Adviser was responsible for overall management of the Fund, specifically the daily operational and administrative functions for the Fund. The Trustees further commented that the Adviser supervises its affiliated subadviser with respect to the services provided by the subadviser to the Fund. The Trustees observed that the Adviser reviewed the Fund’s trades for compliance with regulatory and investment limitations. The Trustees further observed that the Adviser reported no regulatory, compliance or litigation issues since the most recent advisory agreement renewal. The Trustees noted that the Adviser does not currently use artificial intelligence. After a discussion, the Trustees determined that the Adviser’s services provided to the Fund was satisfactory.

Performance. The Trustees next reviewed the performance of the Fund. They noted that the Fund underperformed its peer group average, and MSCI All Country World Index and outperformed the Morningstar Equity Hedged category for the one-year period ended July 31, 2025. The Trustees noted that the Fund also underperformed its peer group average, the MSCI All Country World Index, and the Morningstar Equity Hedged category for the three-year and since inception periods. After a discussion, the Trustees concurred that performance was satisfactory.

Fees and Expenses. The Trustees observed that the Fund’s advisory fee was 1.25% and noted that the Fund’s advisory fee was higher than its peer group average of 0.82%. The Trustees considered that the Adviser agreed to continue the expense limitation agreement, under which it agreed to contractually limit expenses to 2.25%. The Trustees noted that the Adviser reported that the advisory fee reflected the value attributable to the Adviser’s proprietary investment screening, complexity of the Fund’s strategy and the use of derivatives for hedging purposes. Given these considerations, the Trustees agreed that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the Adviser’s profitability analysis with respect to the Fund during the past twelve months of operations and observed that the Adviser earned a modest profit during that period. After further discussion, the Trustees agreed that the Adviser’s profitability with respect to its management of the Fund was not excessive.

Economies of Scale. The Trustees contemplated whether the Fund would experience economies of scale at a certain asset level. The Trustees noted that the Adviser indicated that it would periodically evaluate the implementation of economies of scale as assets increased, however, the Fund was not at a level where economies of scale would be appropriate.

Conclusion. Having requested and obtained such information from the Adviser as the Trustees believed reasonably necessary to evaluate the terms of Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable with respect to the Fund and that renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

Parvin Hedged Equity Solari World Fund -Sub-Advisory Agreement Renewal

In connection with a regular meeting of the Board of the Trust held on September 11, 2025, the Board considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Parvin Asset Management, LLC (the “Sub-Adviser”) with respect to the Fund.

Nature, Extent and Quality of Service. The Trustees evaluated the qualifications of the management of the Sub-Adviser and noted that the key personnel for the Sub-Adviser also worked for the Adviser. The Trustees noted that the Sub-Adviser provided research, analysis and portfolio management services to the Fund. The Trustees further noted that the Sub-Adviser executed trades and managed investment risk levels to reach the investment objectives of the Fund. The Trustees observed that the Sub-Adviser monitored the Fund’s trades for compliance with regulatory and investment limitations. The Trustees noted that the Sub-Adviser reported no material compliance, litigation or cybersecurity concerns in the past year. The Trustees acknowledged that the Sub-Adviser selected broker-dealers based on best execution. Trustees remarked that the Sub-Adviser currently does not use artificial intelligence and concluded that it could expect the Sub-Adviser to continue providing satisfactory services to the Fund and its shareholders.

Performance. The Trustees observed that the Sub-Adviser outperformed the Morningstar Equity Hedged category and underperformed its peer group average and MSCI All Country World Index over the on-year period ended July 31, 2025. The Trustees further observed the Fund underperformed its peer group average, the Morningstar Equity Hedged category and MSCI All Country World Index.

Fees and Expenses. The Trustees observed that the Sub-Adviser is entitled to receive 80% of the advisory fee paid to the adviser by the Fund, once all expense obligations of the Adviser, with respect to the Fund, have been paid. The Trustees determined that the sub-advisory fee was not unreasonable.

Profitability. The Trustees evaluated the profitability analysis provided by the Sub-Adviser with respect to the Fund. The Trustees recognized that the Sub-Adviser was not profitable with respect to the Fund. Accordingly, the Trustees agreed that excessive profitability was not a relevant concern at this time.

Economies of Scale. The Trustees evaluated whether the Sub-Adviser had achieved economies of scale with respect to its services to the Fund. The Trustees agreed that economies of scale were primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed reasonably necessary to assess the terms of Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable with respect to Fund and that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date: January 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date: January 30, 2026

By /s/ Brandon M. Pokersnik

Brandon M. Pokersnik

Principal Financial Officer

Date: January 30, 2026